Exhibit 99.1

March 27, 2024

Dear Fellow ICC Holdings Shareholder,

You may receive – or may have already received – a proxy statement and accompanying green proxy card from the Stilwell Group (“Stilwell”) in connection with the nomination of its principal and serial activist, Joseph Stilwell, for election to ICC Holdings’ (the “Company”) Board of Directors (the “Board”) at the upcoming Annual Meeting of Shareholders (the “Annual Meeting”).

Your Board has determined that electing Mr. Stilwell as a Board director would not be in the best interest of all ICC Holdings shareholders and recommends that you DO NOT VOTE on the green proxy card.

YOU DO NOT NEED TO TAKE ANY ACTION AT THIS TIME

ICC Holdings will soon be sending our own definitive proxy materials and a WHITE proxy card with voting instructions. This year, in particular, your vote on Board nominees will be critical at our Annual Meeting. Your Board collectively possesses the right experience and expertise needed to effectively oversee the Company and is focused on creating value for all shareholders.

In fact, since the third quarter of 2018, ICC Holdings has returned nearly $6 million to shareholders, representing ~12% of the Company’s market capitalization at the time the share buybacks were originally authorized.

We urge you to wait for and read ICC Holdings’ proxy materials before you cast your vote in connection with the Annual Meeting.

If you have any questions or need further assistance, please contact our proxy solicitor, Alliance Advisors, toll-free at 888-991-1293 or by email at icch@allianceadvisors.com.

Thank you for your support.

Sincerely,

ICC Holdings Board of Directors

ABOUT ICC HOLDINGS, INC.

ICC Holdings, Inc. is a vertically integrated company created to facilitate the growth, expansion, and diversification of its subsidiaries to maximize value to its stakeholders. The group of companies consolidated under ICC Holdings, Inc. engages in diverse, yet complementary business activities, including property and casualty insurance, real estate, and information technology.

The Company's common shares trade on the NASDAQ Capital Market under the ticker symbol "ICCH". For more information about ICC Holdings, visit http://ir.iccholdingsinc.com.

Forward-Looking Statements

This letter, and oral statements made regarding the subjects of this release, contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, which may include, but are not limited to, statements regarding the Company's, plans, objectives, expectations, and intentions and other statements contained in this press release that are not historical facts, including statements identified by words such as "believe," "plan," "seek," "expect," "intend," "estimate," "anticipate," "will," and similar expressions. All statements addressing operating performance, events, or developments that the Company expects or anticipates will occur in the future, including statements relating to revenue and profit growth; future responses to and effects of the COVID-19 pandemic, including their effects on claims activity and the business operations of the Company and of our current and potential customers; new theories of liability; judicial, legislative, regulatory, and other governmental developments, including, but not limited to, liability related to business interruption claims related to COVID-19; litigation tactics and developments; product and segment expansion; regulatory approval in connection with expansion; downturns and volatility in global economies and equity and credit markets, including as a result of inflation and supply chain disruptions and continued labor shortages; interest rates and changes in rates could adversely affect the Company's business and profitability; expense and reputational impact on the Company as a result of expenses related to the continuing activities of an activist shareholder; and market share, as well as statements expressing optimism or pessimism about future operating results, are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company's control. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. The foregoing factors, among others, could cause actual results to differ materially from those described in these forward-looking statements. For a list of other factors which could affect the Company's results, see the Company's filings with the Securities and Exchange Commission, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations," including "Forward-Looking Information," set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2022. No undue reliance should be placed on any forward-looking statements.

Important Additional Information Regarding Proxy Solicitation

ICC Holdings, Inc. (the “Company”) intends to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for the Company’s 2024 Annual Meeting of Shareholders (the “Proxy Statement” and such meeting the “2024 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2024 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for the 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on April 3, 2023 (the “2023 Proxy Statement”) and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1681903/000143774923009452/icch20230330_def14a.htm. Please refer to the sections captioned “Share Ownership of Certain Beneficial Owners,” “Director Compensation,” “Executive Compensation Practices” and “Certain Relationships and Related Transactions” in the 2023 Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the 2023 Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 30, 2023 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1681903/000143774923008562/icch20221231_10k.htm. Details concerning the nominees of the Company’s Board of Directors for election at the 2024 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including the definitive Proxy Statement (and any amendments or supplements thereto) and other documents filed by the Company with the SEC, are available for no charge at the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.iccholdingsinc.com/.